Thrivent Core Funds

Supplement to the Prospectus

dated February 28, 2019

1.

Effective immediately, James B. Carlen, CFA has been named as the portfolio manager of Thrivent Core Emerging Markets Debt Fund, and Kent L. White, CFA and Cortney L. Swensen, CFA, are no longer portfolio managers for the Fund.

The following replaces similar information for Thrivent Core Emerging Markets Debt Fund found in the “Summary Section” under the heading “Portfolio Manager(s)”:

James B. Carlen, CFA is primarily responsible for the day-to-day management of the Fund. Mr. Carlen has served as portfolio manager of the Fund since July 2019. He has been with Thrivent Financial since 2019.

The date of this Supplement is July 18, 2019.

Please include this Supplement with your Prospectus.